LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED OCTOBER 1, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 1, 2013, OF

CLEARBRIDGE INTERNATIONAL SMALL CAP OPPORTUNITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 1, 2013, as supplemented on February 8, 2013 and October 1, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 1, 2013, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2012 are incorporated by reference into this Summary Prospectus.

The section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers” is replaced with the following:

Portfolio managers: Paul D. Ehrlichman, Sean M. Bogda, CFA, and Safa R. Muhtaseb, CFA. Mr. Ehrlichman (a Managing Director and Senior Portfolio Manager of ClearBridge), Mr. Bogda (a Managing Director of ClearBridge) and Mr. Muhtaseb (a Managing Director of ClearBridge) have been portfolio managers for the fund since its inception.

The section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is replaced with the following:

Portfolio managers

Paul D. Ehrlichman, Sean M. Bogda, CFA, and Safa R. Muhtaseb, CFA have managed the fund’s portfolio since its inception.

Mr. Ehrlichman is a Managing Director and Senior Portfolio Manager of ClearBridge. Prior to April 2013, he served as a managing director and head of global equities at ClearBridge Global Currents Investment Management, LLC, formerly known as Global Currents Investment Management, LLC (“CBGC”). Prior to July 2008, he served as Global Equity CIO at Brandywine Global Investment Management (“Brandywine”), where he managed the international and global value equity team, originally joining Brandywine in 1988. Mr. Ehrlichman has 28 years of investment experience. He earned a B.S. degree in Finance and Quantitative Analysis from La Salle University, graduating cum laude.

Mr. Bogda is a Managing Director and a Portfolio Manager on the International and Global Value Equity team at ClearBridge. He is responsible for covering the energy, industrials, and consumer discretionary sectors. Prior to April 2013, he was a managing director and a portfolio manager at CBGC. Mr. Bogda was previously with Brandywine as a global equity portfolio manager (1993-2008). He has 20 years of investment industry experience. Mr. Bogda is a CFA Charterholder and earned a B.S. in Finance from the University of Colorado, graduating cum laude.

Mr. Muhtaseb is a Managing Director and a Portfolio Manager on the International and Global Value Equity team at ClearBridge. He is responsible for contributions to research of investments across countries and sectors and general and stock recommendations for the firm’s equity strategies. Prior to April 2013, he was a managing director and a portfolio manager at CBGC. Mr. Muhtaseb was previously with Brandywine as a global equity portfolio manager (2004-2008), bringing with him over

25 years of industry experience. He was also with Goldman Sachs Asset Management as a senior portfolio manager for global and international products (2001-2004). Mr. Muhtaseb is a CFA Charterholder, earned an M.B.A. in Finance from the University of Tennessee and graduated cum laude with a B.S. in Business Administration from Old Dominion University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

CBAX015925

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